                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

                    --------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ----------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)   Total fee paid:    N/A
                           -----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:  N/A
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:    N/A
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:    N/A
                                                         -----------------------
      (3)   Filing Party:    N/A
                         -------------------------------------------------------
      (4)   Date Filed:    N/A
                       ---------------------------------------------------------


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                                                WE'VE BEEN BANKER, NEIGHBOR
                                                AND FRIEND TO THIS COMMUNITY
                                                FOR 112 YEARS
                                                WE HAVE 31,797 GREAT REASONS WHY
                                                WE WANT TO REMAIN THAT WAY...
                                                OUR
               REMEMBER TO VOTE THE             CUSTOMERS
                    BLUE PROXY
                   AND SUPPORT
               YOUR HOMETOWN BANK!



                                    [PHOTO OF BILL LANDEFELD GREETING CUSTOMERS]






                  CITIZENS FIRST
                 FINANCIAL CORP.

           2101 North Veterans Parkway
              Bloomington, IL 61704

For more information, please contact C. William Landefeld
       President & Chief Executive Officer,
         Citizens First Financial Corp.,
                   309/661-8700

Citizens Savings Bank is a local, hometown bank that knows our community inside and out -- providing home loans, car loans, business loans, Certificates of Deposit, and other services as well as savings and checking accounts. More importantly, Citizens offers personalized service that our customers have grown accustomed to since 1888.


As  President  and Chairman of the Bank,  we are  asking you to help us remain a  [PHOTO OF RONALD C. (RUSTY) WELLS, CHAIRMAN OF THE local bank directed by a local Board of Directors, which understands  the  needs  BOARD AND C. WILLIAM  LANDEFELD,  PRESIDENT AND of our community.  We  are asking that you  support our recommendations and cast  CHIEF EXECUTIVE  OFFICER]
your proxy vote for Art Mier and Carl Borngasser.

     Art and Carl are homegrown, hometown people who know the significance of operating as a truly hometown bank. Art and Carl will ensure that Citizens continues with our mission of providing:

o   Quality products and services to our customers
o   Opportunities  for our employees
o   Value to our shareholders
o   Commitment to our communities

VOTE THE BLUE PROXY and together, we can continue to provide a truly local source for people to rely on.

Thanks for your support and remember:
VOTE THE BLUE PROXY

Sincerely,
C. William Landefeld and Ronald C. "Rusty" Wells


[PHOTO OF ART MIER]                                                               [PHOTO OF CARL BORNGASSER]
                 ART MIER                                                               CARL BORNGASSER
                 Art is owner of On Hand Safety Supplies,                               Carl spent his entire working life in the
                 which operates on-site safety stores at major                          banking business -- first in Peoria, then at
                 manufacturing facilities such as Caterpillar                           his hometown bank, Fairbury Federal
                 and Mitsubishi.  However, he's no stranger                             Savings, where he served 36 years, the last
                 to the financial world, having been a Trust                            20 as President.  He came to Citizens as
                 Officer at Peoples Bank for five years.  He                            Executive Vice President and Director when
                 also holds a degree in Economics from                                  Fairbury Savings and Citizens merged.  He
                 Notre Dame. Art and his wife Sandra reside                             retired from his Exec. VP position in 1996.
                 in Bloomington. They have two grown                                    Carl and his wife, Georgann, still reside in
                 children, Blake and Lisa.  Art serves as a                             their native community.  They have two
                 Director of nine different community                                   children and five grandchildren.  Carl
                 charitable, business and social organizations,                         remains active in his community, serving as
                 including McLean County United Way and                                 a Trustee of his church and a member of the
                 McLean County Red Cross.                                               Livingston County Board.


                                REVOCABLE PROXY
                        CITIZENS FIRST FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 24, 2000
                             3:00 P.M. LOCAL TIME
                       ________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 24, 2000, at 3:00 p.m. local time, at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Arthur W. Mier and Carl A. Borngasser, Jr.

                                                                    FOR ALL
           FOR                     VOTE WITHHELD                    EXCEPT
           ___                     _____________                    _______

           | |                          | |                          | |

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________

     2. The ratification of the appointment of Olive LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2000.

           FOR                       AGAINST                      ABSTAIN
           ___                       _______                      _______

           | |                         | |                          | |

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.


      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                          Dated: ___________________________



                                          __________________________________
                                          SIGNATURE OF STOCKHOLDER



                                          _________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 8, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         ______________________________

        PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS BLUE PROXY
                 IN THE ENCLOSED POSTAGE-PAID BLUE ENVELOPE.